UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2012

Congaree Bancshares, Inc.

(Exact name of registrant as specified in its charter)

South Carolina

(State or other jurisdiction of incorporation)

333-131931	20-3863936
(Commission File Number)	(IRS Employer Identification No.)

1201 Knox Abbott Drive, Cayce, South Carolina	29033
(Address of principal executive offices)	(Zip Code)

(803) 794-2265

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The 2012 Annual Meeting of Shareholders of Congaree Bancshares, Inc. (the “Company”) was held on May 24, 2012 at the Clarion Inn (Airport) at 500 Chris Drive, West Columbia, South Carolina.  At the Annual Meeting, there were present in person or by proxy 979,175 shares of the Company’s common stock, representing approximately 55.5% of the total outstanding eligible votes.

At the Annual Meeting, the shareholders of the Company voted: (1) to elect four Class III members to the Board of Directors; (2) to approve the proposal to amend the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 10,000,000 to 20,000,000 shares; (3) to provide an advisory resolution to approve the compensation of the Company’s named executive officers; (4) to ratify the appointment of Elliott Davis, LLC as the Company’s independent registered public accountants for the fiscal year ended December 31, 2012; and (5) to grant the chairperson of the meeting the authority to adjourn the Annual Meeting in order to solicit additional proxies because there were not sufficient affirmative votes present at the meeting to adopt the proposed amendment to the Company’s Articles of Incorporation.  The results of each proposal are indicated below, of which, all of the proposals were approved by the Company’s shareholders with the exception of proposal No. 2 to amend the Articles of Incorporation to increase the authorized stock, for which not enough votes were cast.  Despite being authorized to adjourn the Annual Meeting to solicit additional votes on proposal No. 2, the Company elected not to do so.

The voting results for each proposal voted on the Annual Meeting are as follows:

1.                                      To elect four Class III members to the Board of Directors:

CLASS III	For	Withheld	Broker Non-Vote
Samuel M. Corley	857,626	11,474	110,075
Charles A. Kirby	860,276	8,824	110,075
Nitin C. Shah	859,126	9,974	110,075
John D. Thompson	861,676	7,424	110,075

The other directors that continued in office after the meeting are as follows:

CLASS I	CLASS II
Thomas Hal Derrick	J. Kevin Reeley
Charlie T. Lovering	Dr. Larry J. Stroud
Stephen P. Nivens	Donald E. Taylor
E. Daniel Scott	Harry Michael White

2.                                      To approve the proposal to amend the Articles of Incorporation to increase the authorized common stock from 10,000,000 to 20,000,000 shares.

For	Against	Abstain	Broker Non-Vote
801,934	145,757	31,484	0

3.                                      To provide an advisory resolution to approve the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Vote
726,890	116,461	25,748	110,076

4.                                      To ratify the appointment of Elliott Davis, LLC as the Company’s independent registered public accountants:

2

For	Against	Abstain
971,518	6,057	1,600

5.                                      To grant the chairperson of the meeting the authority to adjourn or postpone the meeting in order to solicit additional proxies in the event that there are not sufficient affirmative votes present at the meeting to adopt the amendment to the Company’s Articles of Incorporation:

For	Against	Abstain
885,239	85,536	8,400

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONGAREE BANCSHARES, INC.

Dated: May 29, 2012	By:	/s/CHARLES A. KIRBY
	Name:	Charles A. Kirby
	Title:	Chief Executive Officer